Exhibit 23

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-Q into Industries' previously filed Form S-8 Registration Statement, No. 33-3019; Form S-8 Registration Statement, No. 33-30619; and Form S-8 Registration Statement, No. 33-30621.


                                         /s/_______________________
                                            Arthur Andersen & Co.

Chicago, Illinois

May 11, 1995